Oak Ridge Large Cap Growth Fund
and
Oak Ridge Small Cap Growth Fund
(each a “Fund” and together the “Funds”)
Each a series of Investment Managers Series Trust

Supplement dated August 7, 2015, to the
Prospectus dated April 1, 2015

The following replaces the second paragraph under the section entitled “YOUR ACCOUNT WITH THE FUNDS -
Cost Basis Information” in the Prospectus:

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Please file this Supplement with your records.